Officers and Directors

Charles J. Swindells--Chairman
A. John W. Campbell--Director
Edmund J. Cashman, Jr.--Director
Henri Deegenaar--Director
Ian F. H. Grant--Director
Robert H. C. Van Maasdijk--Director                [WORLDWIDE VALUE FUND LOGO]
Wolfgang E. Furst zu Ysenburg--Director
Peter E. F. Newbald--President
William H. Miller, III--Vice President
Edward A. Taber, III--Vice President
Marie K. Karpinski--Vice President, Secretary
   and Treasurer
Andrew Roberts--Assistant Vice President
James N. H. Bennett--Assistant Vice President
Brian J. Pierce--Assistant Vice President

Custodian and Transfer Agent                         Report to Shareholders
State Street Bank & Trust Company                     For the quarter ended
P.O. Box 1713                                            March 31, 1997
Boston, Massachusetts 02105

Sub-Custodian
Chase Manhattan Corporation                        Lombard Odier International
1 Chaseside                                       Portfolio Management Limited
Bournemouth, Dorset BH7 7DB                            Investment Adviser
England

Worldwide Value Fund, Inc.
P.O. Box 1476                                     Legg Mason Fund Adviser, Inc.
7 East Redwood Street, 10th floor                     Investment Consultant
Baltimore, MD 21203-1476                                and Administrator

[Recycled logo] Printed on Recycled Paper    WVFCM-AR-97

To Our Shareholders,

     Worldwide Value Fund recorded a total return on net asset value of 4.7% for the quarter ended March 31, 1997.

     The Fund's annual meeting of shareholders was held April 30. At that meeting, the shareholders approved the prosposal to open-end the Fund. We are working on the operational and other issues involved in converting the Fund to open-end status and we currently expect the conversion to take place in late July or early August. We will send you information regarding the conversion as the date draws closer.

     On the following pages, the Fund's portfolio managers discuss the market outlook for Europe.

                                       Sincerely,

                                       /s/ Charles J. Swindells

                                       Charles J. Swindells
                                       Chairman of the Board

May 13, 1997

Investment Advisers' Comments

                               First Quarter 1997

                           MSCI European Index   +4.7%
                           Worldwide Value Fund  +4.4%

Market Review

     Despite closing 1996 at record levels, nearly all the European markets continued to gain ground into 1997. There was little corporate news of note, but in January, the markets were driven higher by strong liquidity inflows. This was particularly the case in Italy where inflows into Italian equities exceeded US$1 bn as investors, unexcited by the ever lower yield on Italian Bonds, sought out the laggard stocks of 1996. Having been the worst performing market in 1996, the Italian index gained over 16% in January! However, this was subsequently all given back over the quarter as concerns about the government and the credibility of its budget proposals came under scrutiny.

     There were several notable currency moves. Towards the end of 1996, the Swiss Franc had been extremely weak; with the Swiss economy slipping into recession, the Swiss National Bank saw fit to let the currency weaken in the hope that it would help initiate an economic recovery. In the UK, the sterling was incredibly strong in January as the financial markets anticipated a hike in interest rates to control what is plainly the most buoyant economy in Europe. In the absence of a subsequent interest rate rise--probably for political reasons ahead of a General Election--investor interest moved from sterling back to the dollar which rallied strongly in the following months.

     In the UK, although politics apparently played little part in affecting investor sentiment, they were a constant source of discussion and speculation. Most of the news reflected the poor position of the Tories and the divide over Europe. Regardless of the date, which was finally declared to be May 1st, the financial community has spent time trying to understand the policies of the `New Labour.'

     As 1997 progressed, the two main themes that dominated the financial markets were the strength of the dollar and the European Monetary Union ("EMU"). The discussion on EMU progressed from who would be founding members to whether or not EMU would happen on time. As a consequence of these discussions, the previous enthusiasm for the `high yielding' markets became more subdued and the Spanish, Swedish and Italian currencies gave up some of their strength against the DM and the US$.

     On the corporate front, there were several announcements giving testimony to the fact that European restructuring efforts continue apace. In Holland, Unilever disclosed plans to sell off its speciality chemicals division; in France there were several high profile placings of blocks of stock in the market as companies attempted to rationalise their investment portfolios, and Renault bit the bullet and announced the closure of two of its plants. In Sweden, Svedbank and Foreiningsbank declared their sensible intention to merge and cut costs; and finally in Switzerland, Novartis completed a highly successful sale of its own speciality chemicals division--CSC. Only in Germany was there a certain amount of disappointing news--Hoechst said that it would not float their medical healthcare subsidiary, HMR, in the short term--and Krupp launched a very temporary hostile bid on Thyssen. Krupp's aggressive steps were quickly retraced in the face of union opposition, and the final solution appears to be a much diluted plan to form a joint steel company.

     In March, following an extremely strong performance for over two quarters, the European markets showed signs of nervousness, finally weakening at the end of the month when the US Fed Funds rate was raised by 0.25%. As the quarter came to a close, the world equity markets were pausing for breath and experiencing a period of healthy consolidation.

Investment Strategy

     Our geographical asset allocation is a direct result of our bottom-up stock selection. We have been heavily overweight in the Dutch market because of the good quality of the Dutch financials, good selection of pub-
lishers and very profitable retailers. We further increased our position in Philips where new management is making significant operating changes. We have gradually increased our exposure to Germany, enjoying recoveries in stocks such as Daimler Benz where there is a strong move to simplify the group organisational structure. In the German retail sector we believe that there is good restructuring potential in Metro which we bought for the Fund in February. Our underweight position in Italian denominated equities reflects our lack of conviction in the quality of stocks available and the generally uninspiring corporate management.

     In Switzerland we maintain an overweight position in the pharmaceutical sector, favouring Novartis for its cost cutting potential. We consolidated our position in the Swiss financial sector by moving funds from Swiss Re into Credit Suisse Group where again, there is new management and a clear programme to improve return on equity.

     Our investment strategy is clear--continue to focus on three desirable characteristics for our stock selection, namely, clear corporate change and restructuring, strong growth prospects and top quality credible management. We believe that these are the main driving forces behind a sustainable improvement in profits, which in turn will result in strong share price performance. We are confident that the Worldwide Value Fund will continue to perform well in the months ahead.

Market Outlook

     At the beginning of April 1997, the world financial markets were focused on the direction of interest rates. We are confident that the recent move by the Federal Reserve to raise rates by only 25 basis points (100 basis points = 1%) has been pre-emptive rather than reactive, and demonstrates its intention to keep the US economy well under control.

     We do not anticipate further significant hikes in interest rates because quite simply, the inflationary outlook in the major markets is still very positive. Secular trends involving increased use of computer systems is an important factor enabling the quality of service or products to improve, but at the same time, keep costs down. Furthermore, in both the Emerging and Developed markets, corporate management teams are keenly concentrated on improving efficiency and enhancing the return on their own, not to mention shareholder investments.

     European economic growth is still sluggish, and recent statistics show that unemployment in France, Germany and Italy is still on the increase. Despite tight fiscal policies and the will to reduce budget deficits, the goal of bringing them down to 3% GDP could be compromised by lower than expected growth. Consequently, the outlook for European interest rates is much more benign than might be the case in the US, and European restructuring efforts continue apace in order to compensate for tight fiscal policies and depressed consumption patterns.

     The recent General Election in the UK resulted in an overwhelming majority for the Labour party--the first change in Government in 18 years. This result was discounted by the market. However, the momentous announcement to create an independent Bank of England with operational control over interest rate policy has been well received by the equity market, especially the financial sector.

     Despite the strong performance of the European markets in 1996, the backdrop for investments is still very encouraging. We anticipate a relatively stable political scene, stable monetary policy, tight fiscal policy and competitive pricing policies both in the private and public sectors.

     The recent strength of the US dollar merely serves to enhance the competitiveness of European manufacturing capacity, and we are optimistic with regard to inflation trends and European corporate profitability over the next six months.

                                       Ronnie Armist
                                       Mark Lloyd-Price

May 13, 1997

================================================================================
INDUSTRY DIVERSIFICATION
Worldwide Value Fund, Inc. / March 31, 1997
================================================================================

                                                  % of Net     Market
                                                   Assets       Value
                                                   ------       -----
                                                                (000)
Pharmaceuticals and Health Care                     14.4%      $11,799
Retail Sales                                        12.7        10,400
Banking                                              8.5         6,960
Oil and Gas                                          8.3         6,755
Automotive                                           8.1         6,656
Telecommunications                                   6.1         4,967
Multi-Industry                                       3.9         3,210
Insurance                                            3.9         3,206
Chemicals                                            3.9         3,158
Miscellaneous Services                               3.7         3,008
Finance                                              3.6         2,949
Consumer Non-Durable Goods                           3.2         2,568
Leisure                                              3.1         2,563
Publishing                                           2.5         2,065
Electrical Equipment                                 2.5         2,025
Aerospace                                            2.3         1,907
Transportation                                       2.2         1,775
Utilities                                            2.2         1,761
Consumer Durable Goods                               1.9         1,506
Metals                                               1.0           849
Human Resources                                      0.8           690
Short-Term Investments                               1.0           844
                                                   -----       -------
Total Investment Portfolio                          99.8        81,621
Other Assets Less Liabilities                        0.2           133
                                                   -----       -------
Net Assets                                         100.0%      $81,754
                                                   =====       =======

================================================================================
PORTFOLIO OF INVESTMENTS / Unaudited
Worldwide Value Fund, Inc. / March 31, 1997 / Amounts in Thousands
================================================================================

                                   Shares         Value
                                   ------         -----


COMMON STOCKS AND
  EQUITY INTERESTS--96.6%
Austria--1.0%
   Voest-Alpine Stahl AG              21        $   849
--------------------------------------------------------------------------------
France--15.4%
   Alcatel Alsthom                    15          1,866
   AXA-UAP                            25          1,674
   Christian Dior SA                  11          1,670
   Compagnie Bancaire SA               9          1,168
   Compagnie Generale des Eaux        10          1,390
   Guilbert SA                         4            834
   Pinault-Printemps SA                3          1,461
   Sodexho SA                          2            785
   Total SA                           20          1,708
--------------------------------------------------------------------------------
                                                 12,556
--------------------------------------------------------------------------------
Germany--14.2%
   Adidas AG                          13          1,506
   BASF AG                            43          1,635
   Daimler-Benz AG                    35          2,823
   Gehe AG                            18          1,263
   Hoechst AG                         38          1,523
   Metro AG                           14          1,466
   Veba AG                            25          1,427
--------------------------------------------------------------------------------
                                                 11,643
--------------------------------------------------------------------------------
Hungary--1.7%
   Richter Gedeon Rt                  22          1,422
--------------------------------------------------------------------------------
Italy--2.2%
   ENI                               355          1,806
--------------------------------------------------------------------------------
Netherlands--15.7%
   ABN Amro Holding N.V.              21          1,431
   Aegon N.V.                         22          1,532
   Gucci Group NV                     12            898
   Koninklijke Ahold NV               25          1,716
   ING Groep NV                       45          1,781
   Philips Electronics N.V.           37          1,718
   Vendex International N.V.          36          1,691
   VNU-Verenigde Nederlandse
     Uitgeversbedrijven Verenigd
     Bezit                            46            947
   Wolters Kluwer NV                   9          1,118
--------------------------------------------------------------------------------
                                                 12,832
--------------------------------------------------------------------------------


                                    Shares        Value
                                    ------        -----

Poland--0.4%
   Elektrim Spolka Akcyjna S.A.       35          $ 307
--------------------------------------------------------------------------------
Spain--2.8%
   Banco Santander SA                 22          1,495
   Centros Comerciales Pryca, SA      40            758
--------------------------------------------------------------------------------
                                                  2,253
--------------------------------------------------------------------------------
Sweden--4.4%
   Astra AB - Class A                 33          1,601
   Telefonaktiebolaget LM Ericsson    57          2,027
--------------------------------------------------------------------------------
                                                  3,628
--------------------------------------------------------------------------------
Switzerland--8.4%
   Adecco SA                           2            690
   Credit Suisse Group                 9          1,047
   Novartis                            3          3,201
   Roche Holding AG                 N.M.          1,963
--------------------------------------------------------------------------------
                                                  6,901
--------------------------------------------------------------------------------
United Kingdom--29.0%
   BBA Group plc                     334          1,989
   Barclays PLC                      104          1,764
   British Aerospace PLC              85          1,908
   British-Borneo Petroleum
     Syndicate PLC                    74          1,814
   Carpetright plc                   183          1,596
   Granada Group plc                 170          2,563
   Henlys Group plc                  210          1,844
   Medeva plc                        247          1,244
   Next Plc                          167          1,712
   Railtrack Group PLC                96            712
   Rentokil Initial PLC              201          1,389
   Stagecoach Holdings plc            95          1,063
   Standard Chartered plc             87          1,222
   Vodafone Group plc                234          1,074
   Wassall PLC                       316          1,820
--------------------------------------------------------------------------------
                                                 23,714
--------------------------------------------------------------------------------
United States--1.4%
   Ultrafem, Inc.                      77         1,105(A)
--------------------------------------------------------------------------------
Total Common Stocks and Equity
   Interests
   (Identified Cost--$63,671)                     79,016
--------------------------------------------------------------------------------

================================================================================
PORTFOLIO OF INVESTMENTS / Continued
Worldwide Value Fund, Inc. / March 31, 1997 / Amounts in Thousands
================================================================================


                                    Shares        Value
                                    ------        -----
PREFERRED STOCK--2.2%
Italy--2.2%
   Telecom Italia Mobile SpA--
     Savings Shares
   (Identified Cost--$1,275)         1,053       $ 1,761
--------------------------------------------------------------------------------

                                   Principal
                                    Amount
                                    ------

REPURCHASE AGREEMENT--1.0%
   State Street Bank and Trust Company
     4.25% dated 3-31-97, to be
     repurchased at $844 on
     4-1-97 (Collateral: $865
     U.S. Treasury Note, 7.125%
     due 2-15-23, value $870)
   (Identified Cost--$844)            $844           844
--------------------------------------------------------------------------------

Total Investments--99.8%
   (Identified Cost--$65,790)                     81,621
Other Assets Less Liabilities--0.2%                  133
--------------------------------------------------------------------------------
NET ASSETS--100.0%                               $81,754
================================================================================
NET ASSET VALUE PER SHARE                         $25.37
================================================================================

------------
 (A) Non-income producing
N.M. Not meaningful

--------------------------------------------------------------------------------
                         Shareholder Account Information

     Shareholders whose accounts are held in their own name may contact the Fund's Transfer Agent, State Street Bank & Trust Company at (800) 426-5523 for information concerning their accounts.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, up to 150,000 of the outstanding shares of its common stock at market prices.
--------------------------------------------------------------------------------